THRIVENT MUTUAL FUNDS

                                 Form N-SAR for
                          Fiscal Period Ended 10-31-08


                                INDEX TO EXHIBITS




EXHIBIT NO.      ITEM

1.               Report on internal control by Independent Public Accountants.
                 (Item 77.B.)

2.               Transactions effected pursuant to Rule 10f-3.  (Item 77.O.)